EXHIBIT 10(a) Amendment Number Six to the Loan and Security Agreement by and between Congress Financial Corporation (Southern) as Lender and the Registrant, One Price Clothing Stores, Inc. of Puerto Rico and One Price Clothing - U.S. Virgin Islands, Inc. as Borrowers dated June 30, 2000.


                                      AMENDMENT NO. 6 TO FINANCING AGREEMENTS

                                                                June 30, 2000



One Price Clothing Stores, Inc.
1875 East Main Street
Duncan, South Carolina 29334

One Price Clothing of Puerto Rico, Inc.
1875 East Main Street
Duncan, South Carolina 29334

Gentlemen:

         Congress Financial Corporation (Southern) ("Lender"), One Price Clothing Stores, Inc. ("One Price") and One Price Clothing of Puerto Rico, Inc. ("One Price PR"; and together with One Price, individually referred to as a "Borrower" and collectively as the "Borrowers") have entered into certain financing arrangements pursuant to the Loan and Security Agreement, dated March 25, 1996, between the Lender and Borrowers (the "Loan Agreement"), as amended by Amendment No. 1 to Financing Agreements, dated May 16, 1997, Amendment No. 2 to Financing Agreements, dated June 17, 1997, Amendment No. 3 to Financing Agreements, dated February 19, 1998, Amendment No. 4 to Financing Agreements, dated January 31, 1999, and Amendment No. 5 to Financing Agreements, dated February 23, 2000 together with various other agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein and not herein defined shall have the meanings given to them in the Financing Agreements.

         Borrowers have requested that Lender agree (a) to a reduction of the applicable interest rates, (b) to reduce the unused line and letter of credit fees, (c) extend the term of the Financing Agreements, and (d) amend certain other provisions of the Loan Agreement. Lender is willing to do so on the terms and conditions and to the extent set forth herein.

         In consideration of the foregoing, the mutual agreements and covenants contained herein and other good and valuable consideration, the parties hereto agree as follows:

           1. Definitions. (a) The definition of "Collateral Access Agreement" is hereby added to Section 1 of the Loan Agreement as follows:

                           ""Collateral   Access   Agreement"   shall   mean  an
                  agreement in writing, in form and substance satisfactory to Lender, from any lessor of premises to any Borrower, or any other person to whom any Collateral (including Inventory, Equipment, bills of lading or other documents of title) is consigned or who has custody, control or possession of any such Collateral or is otherwise the owner or operator of any premises on which any of such Collateral is located, pursuant to which such lessor, consignee or other person, inter alia, acknowledges the first priority security interest of Lender in such Collateral, agrees to waive any and all claims such lessor, consignee or other person may, at any time, have against such Collateral, whether for processing, storage or otherwise, and agrees to permit Lender access to, and the right to remain on, the premises of such lessor, consignee or other person so as to exercise Lender's rights and remedies and otherwise deal with such Collateral and in the case of any person who at any time has custody, control or possession of any bills of lading or other documents of title, agrees to hold such bills of lading or other documents as bailee for Lender and to follow all instructions of Lender with respect thereto."

                   (b) The  definition  of "Interest  Rate" set forth at Section
                       1.33 of the Loan Agreement is amended in its entirety to read as follows:

                  "1.33  "Interest Rate" shall mean:

                           (a) subject to clauses (b) and (c) below, as to Prime
                  Rate Loans, a rate of one-quarter (1/4%) percent per annum in excess of the Prime Rate and as to Eurodollar Rate Loans a rate of two (2 %) percent per annum in excess of the Adjusted Eurodollar Rate (based on the Eurodollar Rate applicable for the Interest Period selected by Borrower as in effect three
                  (3) Business Days after the date of receipt by Lender of the request of Borrower for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any Eurodollar Rate previously quoted to Borrower); provided, that;

                           (b) effective as of July 1, 2000, "Interest Rate" shall mean, the Prime Rate, as to Prime Rate Loans, and as to Eurodollar Rate Loans, a rate of one and one-half (1 1/2 %) percent per annum in excess of the Adjusted Eurodollar Rate (based on the Eurodollar Rate applicable for the Interest Period selected by Borrower as in effect three (3) Business Days after the date of receipt by Lender of the request of Borrower for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any Eurodollar Rate previously quoted to Borrower); except, that, if at the end of (i) any fiscal year of One Price or (ii) any second fiscal quarter of One Price, the Adjusted Net Worth of One Price and its Subsidiaries calculated on a consolidated basis, for any such period as set forth in the audited consolidated financial statements of Borrower and its Subsidiaries for such period delivered to Lender in accordance with Section 9.6 hereof, shall be less than $40,000,000, effective as of the first day of the month after the receipt by Lender of the such financial statements of One Price and its Subsidiaries for such period, the Interest Rate shall increase to the rates set forth in clause (a) above; and

                           (c) notwithstanding anything to the contrary contained herein, the Interest Rate shall mean the rate of two (2%) percent per annum in excess of the Prime Rate as to Prime Rate Loans and the rate of three and one -half (3 1/2%) percent per annum in excess of the Adjusted Eurodollar Rate as to Eurodollar Rate Loans, at Lender's option, without notice,
                  (i) for the period on and after (A) the date of termination or non-renewal hereof and until such time as all Obligations are indefeasibly paid in full (notwithstanding entry of any judgment against either Borrower), or (B) the date of the occurrence of any Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default, and for so long as such Event of Default or other event is continuing as determined by Lender and (ii) on the Loans at any time outstanding in excess of the amounts available to the respective Borrowers under Section 2 (whether or not such excess(es), arise or are made with or without Lender's knowledge or consent and whether made before or after an Event of Default)."

           2.  Revolving Loans.   Section 2.1(a) of the Loan Agreement is hereby
               deleted in its entirety and the following substituted therefor:

                           "(a)  Subject  to, and upon the terms and  conditions
                  contained herein, Lender agrees to make Revolving Loans to each Borrower from time to time in amounts requested by such Borrower (or by One Price on behalf One Price PR), up to the amount equal to the sum of: (i) the least of: (A) eighty (80%) percent of the Value of the Eligible Inventory of such Borrower, or (B) eighty-five (85%) percent of the Net Recovery Cost Percentage multiplied by the Cost of the Eligible Inventory of such Borrower, or (C) eighty-five (85%) percent of the Net Recovery Retail Percentage multiplied by the Retail Value of the Eligible Inventory of such Borrower, minus (ii) any Availability Reserves."

           3.  Unused Line Fee.      Section 3.4 of the Loan Agreement is hereby
               amended in its entirety to read as follows:

                           "3.4 Unused Line Fee.  Borrowers  shall pay to Lender
                  monthly an unused line fee at a rate equal to one-quarter of one (.25%) percent per annum calculated upon the amount by which the Inventory Loan Limit exceeds the average daily principal balance of the outstanding Revolving Loans and Letter of Credit Accommodations during the immediately preceding month (or part thereof) while this Agreement is in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be payable on the first day of each month in arrears."

           4.  Merger.       (a) Section 9.7 (a) of the Loan Agreement is hereby
               deleted in its entirety and the following substituted therefor:

                           "(a)  merge  into  or with or  consolidate  with  any
                  Person or permit any other Person to merge with or into or with or consolidate with it except that:

                                     (i) any Subsidiary of One Price (other than
                  One Price PR) may, after prior written notice to Lender, merge or consolidate with any other Subsidiary of One Price;

                                     (ii)   any    Subsidiary   of   One   Price
                  incorporated in any State of the United States of America may merge with and into or consolidate with One Price, provided, that, each of the following conditions is satisfied as determined by Lender: (A) Lender shall have received not less than five (5) days prior written notice of the intention of One Price to so merge or consolidate and such information with respect thereto as Lender may request, (B) as of the effective date of the merger or consolidation and after giving effect thereto, no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred, (C) Lender shall have received true, correct and complete copies of all agreements, documents and instruments relating to such merger, including, but not limited to, the certificate or certificates of merger as filed with each appropriate Secretary of State or other Governmental Authority, (D) the surviving entity shall immediately upon the effectiveness of the merger expressly confirm in writing pursuant to an agreement, in form and substance reasonably satisfactory to Lender, its continuing liability in respect of the Obligations and Financing Agreements and execute and deliver such other agreements, documents and instruments as Lender may reasonably request in connection therewith, (E) the surviving entity shall, immediately before and immediately after giving effect to such transaction or series of transactions have an Adjusted Net Worth (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions) equal to or greater than the Adjusted Net Worth of each of the entities involved in such merger immediately prior to such transaction or series of transactions, and (F) each Obligor shall ratify and confirm that its guarantees of the Obligations shall apply to the Obligations as assumed by such surviving entity,

                                    (iii) One  Price may merge  with and into or
                  consolidate with any other corporation which has its chief executive office and substantially all of its assets in the United States, provided, that, each of the following conditions is satisfied as determined by Lender:

                            (A) Lender shall have  received not less than thirty
                  (30) days' prior written notice of the proposed merger and such information with respect thereto as Lender may request, including (1) the proposed date of the merger, (2) the name, address, jurisdiction of incorporation and federal identification number of the person with whom One Price is merging, (3) a list and description of the assets to be acquired pursuant to such merger (including the addresses of the locations thereof and whether such locations are owned, leased or operated by a third party, and if leased or operated by a third party, the name and address of the lessor or third party), and (4) the total consideration to be paid in connection with such merger (and the terms of payment of such consideration),

                            (B) as of the date of such  merger and after  giving
                  effect thereto, no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred and be continuing,

                           (C) promptly upon Lender's  request,  One Price shall
                  deliver, or cause to be delivered to Lender, true, correct and complete copies of all agreements, documents and instruments relating to such merger (including drafts thereof in advance of the proposed merger or acquisition),

                           (D) promptly upon Lender's  request,  One Price shall
                  execute and deliver, or cause to be executed and delivered, to Lender such agreements, documents and instruments in connection with such merger as Lender may reasonably request, including, without limitation, UCC financing statements, Collateral Access Agreements and any amendments or supplements hereto,

                           (E) the assets and  properties  being acquired by One
                  Price pursuant to the merger shall be substantially consistent with, and related to, the business of One Price as currently conducted as of the date hereof,

                           (F) the assets acquired by One Price pursuant to such
                  merger shall be free and clear of any security interest, mortgage, pledge, lien, charge, or other encumbrance (other than security interests and liens permitted under Section 9.8 hereof), and Lender shall have received evidence reasonably satisfactory to it of the same,

                           (G) the  acquisition  by One  Price  of  such  assets
                  pursuant to the merger shall not violate any law or regulation or any order or decree of any court or Governmental Authority in any respect and shall not and will not conflict with or result in the breach of, or constitute a default in any respect under, any agreement, document or instrument to which One Price is a party or may be bound, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property of One Price (other than as permitted under Section 9.8 hereof) or violate any provision of the Certificate of Incorporation or By-Laws of One Price,

                           (H) the  merger  consideration  shall be  payable  in
                  commercially reasonable amounts and terms and in a bona fide arms' length transaction with a person other than an Affiliate,

                           (I) One Price shall, immediately before and immediately after giving effect to such transaction or series of transactions, have an Adjusted Net Worth equal to or greater than the Adjusted Net Worth it had immediately prior to such transaction or series of transactions,

                           (J) One Price shall not become obligated with respect
                  to any Indebtedness, nor any of its property become subject to any security interest, mortgage, pledge, lien, charge, or other encumbrance pursuant to such merger unless One Price could incur such Indebtedness or create such security interest, mortgage, pledge, lien, charge, or other encumbrance hereunder or under the other Financing Agreements,

                           (K) Lender shall have received, in form and substance
                  reasonably satisfactory to Lender, (1) evidence that Lender has first priority valid and perfected security interests in and liens upon the assets acquired pursuant to such merger subject to any liens as permitted in Section 9.8 hereof, (2) all Collateral Access Agreements and other consents, waivers, acknowledgments and other agreements from third persons which Lender may reasonably deem necessary or desirable in order to permit, protect and perfect its security interests in and liens upon the assets acquired pursuant to such merger, (3) the agreement of the other party to the merger consenting to the collateral assignment by One Price of all rights and remedies and claims for damages of One Price relating to the Collateral (including, without limitation, any bulk sales indemnification) under the agreements, documents and instruments relating to such merger and (4) such other agreements, documents and instruments as Lender may reasonably request in connection therewith,

                           (L) Lender shall have  conducted a field  examination
                  with respect to the Person, its assets and its business with whom One Price is merging and in no event shall any Inventory acquired by One Price pursuant to such merger be deemed Eligible Inventory unless the results of such field examination shall be satisfactory to Lender in all respects (and the reporting with respect to such inventory shall have been incorporated into the accounting systems of Borrowers in a manner satisfactory to Lender), and then only to the extent the criteria for Eligible Inventory set forth herein are satisfied with respect thereto (or as modified by Lender in connection with the Inventory acquired to reflect the results of Lender's field examination, including any separate advance percentage with respect to such Inventory or any Availability Reserves as Lender may determine), and upon the request of Lender, the Inventory acquired by One Price pursuant to such merger shall at all times after such merger be separately identified and reported to Lender in a manner satisfactory to Lender,

                           (M) in no event shall the total amount of all payments by One Price in connection with such merger, together with all amounts paid by One Price in respect of purchases of Capital Stock under Section 9.10(i) hereof or assets of any Person under Section 9.10(j) hereof, exceed $10,000,000 in the aggregate,

                           (N) in no event shall the total amount of all payments by One Price in connection with any one merger or series of related mergers exceed $10,000,000,

                           (O) as of the date of such  merger  and after  giving
                  effect thereto (including the payment of all costs related to such merger), in the event that all inventory to be acquired by One Price pursuant to such merger shall be deemed by Lender to be Eligible Inventory, the Excess Availability for each of the immediately preceding ninety (90) consecutive days (after giving pro forma effect during such 90 day period to the additions to the amount of loans available to Borrowers as a result of Eligible Inventory to be acquired by One Price pursuant to such merger) shall have been not less than $10,000,000 and as of the date of such merger and after giving effect thereto, the Excess Availability of Borrowers shall be not less than $10,000,000 (after giving effect to the additions to the amount of loans available to Borrowers as a result of any Eligible Inventory acquired by One Price pursuant to such merger);

                           (P) not less than fifteen (15) days prior to the date
                  of such merger or consolidation, Lender shall have received, in form and substance reasonably satisfactory to Lender, projected financial statements of One Price for the remaining portion of the then current year and for the succeeding year after giving effect to the acquisition (including forecasted income statements, cash flow statements and balance sheets) prepared on a monthly basis as to the current year and the immediately succeeding year, all in reasonable detail, together with such supporting information as Lender may reasonably request, which projections shall represent One Price's reasonable best estimate of the future financial performance of One Price for the periods set forth therein and shall have been prepared on the basis of the assumptions set forth therein which One Price believes are fair and reasonable in light of current and reasonably foreseeable business conditions (it being understood that such projections do not constitute a warranty as to the future performance of One Price and that actual results may vary from such projections),

                           (Q) One Price shall be the surviving  corporation and
                  after giving effect to such merger its chief executive office shall continue to be in the United States of America,

                           (R) promptly upon Lender's  request,  One Price shall
                  immediately upon the effectiveness of the merger expressly confirm in writing pursuant to an agreement, in form and substance reasonably satisfactory to Lender, its continuing liability in respect of the Obligations and Financing Agreements and execute and deliver, or cause to be executed and delivered, such other agreements, documents and instruments as Lender may reasonably request in connection therewith (including, without limitation, UCC financing statements, as to new locations and Collateral Access Agreements),

                           (S) any Obligor shall, promptly upon Lender's request, ratify and confirm, in form and substance reasonably satisfactory to Lender, that its guarantee of the Obligations shall apply to the Obligations of One Price as the surviving corporation, and

                           (T) upon the  effective  date of the  merger,  Lender
                  shall have received a certificate duly executed and delivered by One Price in form and substance reasonably satisfactory to Lender, addressing all of the conditions set forth in this
                  Section 9.7(a)(iii) (as modified to refer to the applicable merger), together with all schedules thereto, with respect to the acquisition of such assets and the representations and warranties contained therein shall be true and correct in all material respects; or"

                  (b) Section 9.7(c) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

                           "(c) form or acquire any subsidiaries except as permitted under Section 9.10(i) hereof, or"

          5.  Encumbrances.       Section 9.8(e) of the Loan Agreement is hereby
              amended by deleting the number "$5,000,000" and substituting the following therefor: "$10,000,000".

          6. Investments. Section 9.10 of the Loan Agreement is hereby amended to add the following additional Sections 9.10 (i) and (j) as follows:

                           "(i)  the   purchase   by  One  Price  of  all  or  a
                  substantial part of the assets or property of any person located in the United States (other than purchases of Capital Stock), provided, that, each of the following conditions is satisfied as determined by Lender:

                                    (i) Lender shall have received not less than
                  thirty (30) days' prior written notice of the proposed acquisition and such information with respect thereto as Lender may request, including (A) the proposed date of the acquisition, (B) a list and description of the assets to be acquired (including the addresses of the locations thereof and whether such locations are owned, leased or operated by a thirty party, and if leased or operated by a third party, the name and address of the lessor or third party), and (C) the total purchase price for the assets to be purchased (and the terms of payment of such purchase price),

                                    (ii) as of the  date of  such  purchase  and
                  after giving effect thereto, no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred and be continuing,

                                    (iii)  promptly upon Lender's  request,  One
                  Price shall deliver, or cause to be delivered to Lender, true, correct and complete copies of all agreements, documents and instruments relating to such acquisition,

                                    (iv)  promptly upon  Lender's  request,  One
                  Price shall execute and deliver, or cause to be executed and delivered, to Lender such agreements, documents and instruments in connection with such acquisition as Lender may reasonably request, including, without limitation, UCC financing statements, Collateral Access Agreements and any amendments or supplements hereto,

                                    (v) the assets and properties being acquired
                  by One Price shall be substantially consistent with, and related to, the business of One Price as currently conducted as of the date hereof,

                                    (vi) the assets  acquired by Borrower  shall
                  be free and clear of any security interest, mortgage, pledge, lien, charge, or other encumbrance (other than security interests and liens permitted under Section 9.8 hereof) and Lender shall have received evidence reasonably satisfactory to it of the same,

                                    (vii) the  acquisition  by One Price of such
                  assets shall not violate any law or regulation or any order or decree of any court or Governmental Authority in any respect and shall not and will not conflict with or result in the breach of, or constitute a default in any respect under, any agreement, document or instrument to which One Price is a party or may be bound, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property of One Price other than as permitted by Section 9.8 hereof, or any Affiliate or violate any provision of the Certificate of Incorporation or By-Laws of One Price,

                                    (viii)   such    purchase    shall   be   on
                  commercially reasonable prices and terms and in a bona fide arms' length transaction with a person other than an Affiliate,

                                    (ix) One Price shall, immediately before and
                  immediately after giving effect to such transaction or series of transactions, have an Adjusted Net Worth equal to or greater than the Adjusted Net Worth it had immediately prior to such transaction or series of transactions,

                                    (x) One  Price  shall not  become  obligated
                  with respect to any Indebtedness, nor any of their property become subject to any security interest, mortgage, pledge, lien, charge, or other encumbrance pursuant to such acquisition unless One Price could incur such Indebtedness or create such security interest, mortgage, pledge, lien or charge as permitted in Sections 9.8 and 9.9 hereof, as the case may be,

                                    (xi) Lender shall have received, in form and
                  substance reasonably satisfactory to Lender, (A) evidence that Lender has first priority valid and perfected security interests in and liens upon the assets purchased subject to any security interests and liens as permitted in Section 9.8 hereof, (B) all Collateral Access Agreements and other consents, waivers, acknowledgments and other agreements from third persons which Lender may reasonably deem necessary or desirable in order to permit, protect and perfect its security interests in and liens upon the assets purchased, (C) the agreement of the seller consenting to the collateral assignment by One Price, of all rights and remedies and claims for damages of One Price relating to the Collateral (including, without limitation, any bulk sales indemnification) under the agreements, documents and instruments relating to such acquisition and (D) such other agreements, documents and instruments as Lender may reasonably request in connection therewith,

                                    (xii)  Lender  shall have  conducted a field
                  examination with respect to the Person, its assets and its business whose assets are being purchased and in no event shall any Inventory so acquired by One Price pursuant to such acquisition be deemed Eligible Inventory unless the results of such field examination shall be satisfactory to Lender in all respects (and the reporting with respect to such inventory shall have been incorporated into the accounting systems of Borrowers in a manner reasonably satisfactory to Lender), and then only to the extent the criteria for Eligible Inventory set forth herein are satisfied with respect thereto (or as modified by Lender in connection with the Inventory acquired to reflect the results of Lender's field examination, including any separate advance percentage with respect to such Inventory or Availability Reserves as Lender may determined), and upon the reasonable request of Lender, the Inventory acquired by One Price pursuant to such acquisition shall at all times after such acquisition be separately identified and reported to Lender in a manner reasonably satisfactory to Lender,

                                     (xiii) in no event  shall the total  amount
                  of all payments by Borrowers in connection with such acquisitions, together with all amounts paid by Borrowers in respect of mergers under Section 9.7(a)(iii) and purchases of Capital Stock under Section 9.10(j), exceed $10,000,000 in the aggregate at any time,

                                     (xiv) in no event shall the total amount of
                  all payments by Borrowers in connection with any one acquisition or series of related acquisitions under this
                  Section 9.10(i) exceed $10,000,000,

                                    (xv) as of the date of such  acquisition and
                  after giving effect thereto (including the payment of all costs related to such acquisition), the Excess Availability of Borrowers for each of the immediately preceding ninety (90) consecutive days (after giving pro forma effect during such 90 day period to the additions to the amount of loans available to Borrowers as a result of any Eligible Inventory to be acquired by One Price pursuant to such acquisition) shall have been not less than $10,000,000, and as of the date of such acquisition and after giving effect thereto, the Excess Availability shall be not less than $10,000,000 (after giving effect to the additions to the amount of loans available to Borrowers as a result of any Eligible Inventory to be acquired by One Price pursuant to such acquisition),

                                    (xvi) not less than  fifteen (15) days prior
                  to the date of such acquisition, Lender shall have received, in form and substance reasonably satisfactory to Lender, projected financial statements of One Price for the remaining portion of the then current year and for the succeeding year after giving effect to the acquisition (including forecasted income statements, cash flow statements and balance sheets) prepared on a monthly basis as to the current year and the immediately succeeding year, all in reasonable detail, together with such supporting information as Lender may reasonably request, which projections shall represent One Price's reasonable best estimate of the future financial performance of One Price for the periods set forth therein and shall have been prepared on the basis of the assumptions set forth therein which One Price believe are fair and reasonable in light of current and reasonably foreseeable business conditions (it being understood that such projections do not constitute a warranty as to the future performance of Borrower and that actual results may vary from such projections),

                                    (xvii)        upon the effective date of the
                  acquisition of such assets by One Price, Lender shall have received a certificate duly executed and delivered by One Price in form and substance reasonably satisfactory to Lender, addressing all of the conditions set forth
                  in this Section  9.10(i) (as modified to        refer  to  the
                  applicable  acquisition),  together  with  all       schedules
                  thereto, with respect to the acquisition of such assets and the representations and warranties contained therein shall be true and correct in all material respects; and

                           (j) the  purchase  by One Price of all of the Capital
                  Stock of any Person with its chief executive office and substantially all of its assets in the United States, provided, that, each of the following conditions is satisfied as determined by Lender:

                                    (i) Lender shall have received not less than
                  thirty (30) days' prior written notice of the proposed acquisition and such information with respect thereto as Lender may request, including (A) the proposed date of the acquisition, (B) the name, address, jurisdiction of incorporation and federal employer identification number of the person whose Capital Stock is being purchased, (C) a list and description of the assets of the Person whose Capital Stock is being purchased (including the addresses of the locations thereof and whether such locations are owned, leased or operated by a thirty party, and if leased or operated by a third party, the name and address of the lessor or third party), and (D) the total purchase price for the Capital Stock to be purchased (and the terms of payment of such purchase price),

                                    (ii) as of the  date of  such  purchase  and
                  after giving effect thereto, no Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred and be continuing,

                                    (iii)  promptly upon Lender's  request,  One
                  Price shall deliver, or cause to be delivered to Lender, true, correct and complete copies of all agreements, documents and instruments relating to such acquisition,

                                    (iv)  promptly  upon such  acquisition,  One
                  Price shall cause the Person whose Capital Stock is being purchased to execute and deliver to Lender, in form and substance satisfactory to Lender: (A) an absolute and unconditional guarantee of payment of all of the Obligations,
                  (B) a general security agreement granting to Lender specify a first and only security interest in and lien upon all of the assets and properties of such Person (other than as permitted under Section 9.8 hereof), (C) related UCC financing statements, and (D) such other agreements, documents and instruments as Lender, may reasonably require,

                                    (v) promptly upon Lender's request,  (A) One
                  Price shall execute and deliver to Lender, in form and substance satisfactory to Lender, a pledge and security agreement granting to Lender a first priority pledge and security interest in all of the issued and outstanding shares of Capital Stock of the Person whose Capital Stock is being purchased and (B) One Price shall deliver the original stock certificates evidencing such shares of Capital Stock, together with stock powers with respect thereto duly executed in blank,

                                    (vi)  promptly upon  Lender's  request,  One
                  Price shall execute and deliver, or cause to be executed and delivered, to Lender such other agreements, documents and instruments in connection with such acquisition as Lender may reasonably request, including, without limitation, UCC financing statements, Collateral Access Agreements and any amendments or supplements hereto,

                                    (vii)  the  assets  and  properties  of  the
                  Person whose Capital Stock is being acquired by One Price shall be substantially consistent with, and related to, the business of One Price as currently conducted as of the date hereof,

                                      (viii)  the  assets  of the  Person  whose
                  Capital Stock is being acquired by One Price (and the Capital Stock) shall be free and clear of any security interest, mortgage, pledge, lien, charge, or other encumbrance and Lender shall have received evidence satisfactory to it of the same (other than security interests and liens permitted under Section 9.8 hereof),

                                    (ix) the  acquisition  by One  Price of such
                  Capital Stock shall not violate any law or regulation or any order or decree of any court or Governmental Authority in any respect and shall not and will not conflict with or result in the breach of, or constitute a default in any respect under, any agreement, document or instrument to which One Price is a party or may be bound, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property of One Price (other than as permitted under Section 9.8 hereof) or any Affiliate or violate any provision of the Certificate of Incorporation or By-Laws of One Price;

                                    (x) such purchase  shall be on  commercially
                  reasonable prices and terms and in a bona fide arms' length transaction with a person other than an Affiliate,

                                    (xi) One Price shall, immediately before and
                  immediately after giving effect to such transaction or series of transactions, have an Adjusted Net Worth equal to or greater than the Adjusted Net Worth it had immediately prior to such transaction or series of transactions,

                                    (xii) One Price  shall not become  obligated
                  with respect to any Indebtedness, nor any of their property become subject to any security interest, mortgage, pledge, lien, charge, or other encumbrance pursuant to such acquisition unless One Price could incur such Indebtedness or create such security interest, mortgage, pledge, lien, charge, or other encumbrance hereunder or under the other Financing Agreements,

                                    (xiii) Lender shall have  received,  in form
                  and substance reasonably satisfactory to Lender, (A) evidence that Lender has first priority valid and perfected security interests in and liens upon the assets of the Person whose Capital Stock is being acquired subject to any security interests and liens as permitted in Section 9.8 hereof, (B) all Collateral Access Agreements and other consents, waivers, acknowledgments and other agreements from third persons which Lender may reasonably deem necessary or desirable in order to permit, protect and perfect its security interests in and liens upon the assets of the Person whose Capital Stock is being acquired, (C) the agreement of the seller consenting to the collateral assignment by such Subsidiary of all rights and remedies and claims for damages of such Subsidiary relating to the Collateral (including, without limitation, any bulk sales indemnification) under the agreements, documents and instruments relating to such acquisition and (D) such other agreements, documents and instruments as Lender may reasonably request in connection therewith,

                                    (xiv) in no event shall the total  amount of
                  all payments by One Price in connection with such acquisitions, together with all amounts paid by One Price in respect of mergers under Section 9.7(a)(iii) or purchases of assets of any Person under Section 9.10(i), exceed $10,000,000,

                                    (xv) in no event  shall the total  amount of
                  all payments by One Price in connection with any one acquisition or series of related acquisitions under this
                  Section 9.10(j) exceed $10,000,000,

                                    (xvi) as of the date of such acquisition and
                  after giving effect thereto (including the payment of all costs related to such acquisition), the Excess Availability of Borrowers for each of the immediately preceding ninety (90) consecutive days shall have been not less than $10,000,000,

                                    (xvii)  as of the  date of such  acquisition
                  and after giving effect thereto (including the payment of all costs related to such acquisition), the Excess Availability of Borrowers shall be not less than $10,000,000,

                                    (xviii)  not less  than  fifteen  (15)  days
                  prior  to the  date of such  acquisition,  Lender  shall  have received, in form and substance satisfactory to Lender, projected financial statements of One Price for the remaining portion of the then current year and for the succeeding year after giving effect to the acquisition (including forecasted income statements, cash flow statements and balance sheets) prepared on a monthly basis as to the current year and the immediately succeeding year, all in reasonable detail, together with such supporting information as Lender may reasonably request, which projections shall represent One Price's reasonable best estimate of the future financial performance of One Price for the periods set forth therein and shall have been prepared on the basis of the assumptions set forth therein which Borrower believe are fair and reasonable in light of current and reasonably foreseeable business conditions (it being understood that such projections do not constitute a warranty as to the future performance of Borrower and that actual results may vary from such projections),

                                    (xix)  upon  the   effective   date  of  the
                  acquisition of such Capital Stock by One Price, Lender shall have received a certificate duly executed and delivered by Borrower in form and substance reasonably satisfactory to Lender, addressing all of the conditions set forth in this
                  Section 9.10(j) (as modified to refer to the applicable acquisition), together with all schedules thereto, with respect to the acquisition of such assets and the representations and warranties contained therein shall be true and correct in all material respects."

           7.  Dividends and Redemptions. Section 9.11 of the Loan Agreement  is
               hereby  amended  to  included  the   following at the end of such
               Section:

                  "except, that, One Price may repurchase its Capital Stock consisting of common stock, provided, that, as to any such repurchase, each of the following conditions is satisfied: (a) as of the date of the payment for such repurchase and after giving effect thereto, no Event of Default or any act, condition or event which, with notice or passage of time or both, would constitute an Event of Default, shall exist or have occurred and be continuing, (b) such repurchase shall be paid with funds legally available therefor, (c) such repurchase shall not violate any law or regulation or the terms of any indenture, agreement or undertaking to which such Borrower is a party or by which such Borrower or its property is bound, (d) as of the date of any such payment for such repurchase and after giving effect thereto, the Excess Availability shall be not less than $10,000,000, and (e) the aggregate amount of all payments for such repurchases during the term of this Agreement shall not exceed $5,000,000."

           8.  Term.  (a) The first sentence of  Section   12.1(a)   of the Loan
               Agreement is hereby deleted  in  its   entirety and the following
               substituted therefor:

                           "(a)  This   Agreement   and  the   other   Financing
                  Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on July 31, 2003 (the "Renewal
                  Date"), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof."

         (b) Clause (iii) of the first sentence of Section 12.1(c) of the Loan Agreement (as previously amended) is hereby deleted in its entirety and the following substituted therefor:

                     "(iii) .125% of the             April 1, 2000 to but not
                            Inventory Loan           including July 31, 2003."

         9.  Carolina First Bank.

                  (a) Lender hereby consents to an extension of the term of the Carolina Bank Documents to July 31, 2003.

                  (b) Lender's consent pursuant to Section 10(a), shall, however, be conditioned upon Lender's receipt, in form and substance satisfactory to Lender, of the written agreements between One Price and Carolina Bank setting forth the foregoing modification, together with, if required by Lender, a written confirmation by Carolina Bank of the continued effectiveness of the Intercreditor Agreement, dated May 16, 1997, between Lender and Carolina Bank, in form and substance satisfactory to Lender and accompanied by the written agreement and acknowledgment of One Price.

         10. Amendment Fee. In consideration of the Agreement set forth herein, Borrower shall on the date hereof, pay to Lender, and Lender may, at its option, charge the account of Borrowers maintained by Lender, a fee in the amount of $25,000, which fee is fully earned and payable as of the date hereof and shall constitute part of the Obligations.

         11. Conditions Precedent. The effectiveness of the amendments set forth herein are further conditioned upon the satisfaction of each of the following conditions precedent in a manner satisfactory to
              Lender:

                  (a) No Event of Default, or act, condition or event which with notice or passage of time or both would constitute an Event of Default shall exist or have occurred;

                  (b) Lender shall have received the fee referred to in Section 5 hereof;

                  (c) Lender shall have received the confirmation of Carolina Bank and One Price referred to in Section 10(b) hereof; and

                  (d) Lender shall have received an original of this  Amendment,
                      duly authorized, executed and delivered by Borrowers   and
                      One Price VI.

         12.      Miscellaneous.

                  (a) Entire Agreement; Ratification and Confirmation of the Financing Agreements. This Amendment contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous term sheets, proposals, discussions, negotiations, correspondence, commitments and communications between or among the parties concerning the subject matter hereof. This Amendment may not be modified or any provision waived, except in writing signed by the party against whom such modification or waiver is sought to be enforced. Except for those provisions specifically modified or waived pursuant hereto, subject, nevertheless to the periods of effectiveness of the temporary waiver and temporary amendment set forth, respectively, in Sections 1 and 2 hereof, the Financing Agreements are hereby ratified, restated and confirmed by the parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the Financing Agreements, the terms of this Amendment shall control.

                  (b) Governing Law. This Amendment and the rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of Georgia, without regard to principles of conflicts of law.

                  (c) Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

                  (d) Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

         By the signature hereto of each of their duly authorized officers, all of the parties hereto mutually covenant and agree as set forth herein.

                                               Very truly yours,

                                               CONGRESS FINANCIAL CORPORATION
                                               (SOUTHERN)

                                               By:   /s/ Morris P. Holloway
                                                     ------------------------
                                                         Morris P. Holloway
                                               Title:    Senior Vice President
                                                     -------------------------



AGREED AND ACCEPTED:

ONE PRICE CLOTHING STORES, INC.

By:        /s/ C. Burt Duren
           --------------------
           C. Burt Duren
Title:     Vice President & Treasurer
           --------------------------


ONE PRICE CLOTHING OF PUERTO RICO, INC.

By:        /s/ C. Burt Duren
           --------------------
           C. Burt Duren
Title:     Vice President & Treasurer
           --------------------------


CONSENTED TO AND AGREED:

ONE PRICE CLOTHING - U.S. VIRGIN ISLANDS, INC.

By:        /s/ C. Burt Duren
           --------------------
           C. Burt Duren
Title:     Vice President & Treasurer
           --------------------------